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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2009

CAPITOL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33769	26-0435458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITOL ACQUISITION CORP. (“CAPITOL”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH TWO HARBORS INVESTMENT CORP. (“TWO HARBORS”), AS DESCRIBED IN CAPITOL’S CURRENT REPORT ON FORM 8-K, AS AMENDED, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JUNE 11, 2009.

CAPITOL HAS FILED A PROXY STATEMENT WITH THE SEC AND TWO HARBORS HAS FILED A REGISTRATION STATEMENT WITH THE SEC, IN EACH CASE, THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH CAPITOL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL’S FINAL PROSPECTUS, DATED NOVEMBER 8, 2007, IN CONNECTION WITH CAPITOL’S INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO CAPITOL STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAPITOL ACQUISITION CORP., 509 7TH STREET, N.W., WASHINGTON, D.C. 20004. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

CAPITOL, TWO HARBORS, TWO HARBORS’ EXTERNAL MANAGER AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAPITOL STOCKHOLDERS AND CAPITOL WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. AS PART OF THE PROPOSED TRANSACTION, AN AFFILIATE OF CAPITOL’S FOUNDERS WILL BE PROVIDING CERTAIN SERVICES TO TWO HARBORS’ EXTERNAL MANAGER PURSUANT TO WHICH SUCH ENTITY WILL BE PAID BY TWO HARBORS’ EXTERNAL MANAGER A PERCENTAGE OF THE MANAGEMENT FEES TO BE PAID BY TWO HARBORS. ADDITIONALLY, THE UNDERWRITERS IN CAPITOL’S IPO CONSUMMATED IN NOVEMBER 2007 MAY ASSIST CAPITOL IN THESE EFFORTS. THE UNDERWRITERS ARE ENTITLED TO RECEIVE DEFERRED UNDERWRITING COMPENSATION AND THE RIGHT TO PARTICIPATE IN FUTURE SECURITIES OFFERINGS BY TWO HARBORS UPON COMPLETION OF THE PROPOSED TRANSACTION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS FILED BY CAPITOL AND TWO HARBORS WITH THE SEC.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF CAPITOL OR TWO HARBORS, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

Item 8.01	Other Events.

On June 29, 2009, Capitol Acquisition Corp. (“Capitol”) announced that Thomas Siering, a Partner of Pine River Capital Management L.P. (“Pine River”) and the President and a Director of Two Harbors Investment Corp. (“Two Harbors”), has entered into a written plan to purchase up to an aggregate of 100,000 shares of common stock of Capitol pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934. As previously announced, Capitol and Two Harbors, a company wholly-owned by Pine River, have entered into a merger agreement pursuant to which Capitol will become a wholly-owned subsidiary of Two Harbors following approval of the merger by Capitol’s stockholders. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
99.1	Press release of Capitol Acquisition Corp. dated June 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2009	CAPITOL ACQUISITION CORP.

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer